CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.11(l)

EXECUTION COPY

SECOND AMENDMENT TO PURCHASE AGREEMENT

This SECOND AMENDMENT, dated as of November 16, 2018 (this “Amendment”), to the PURCHASE AGREEMENT, dated as of February 8, 2017 (the “Existing Agreement”, as amended by the First Amendment to the Purchase Agreement, dated as of June 11, 2018, and as amended by this Amendment, the “Agreement”), among PERIMETER MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada, as issuer (the “Issuer”), PERIMETER FUNDING CORPORATION, a Nevada corporation (“Perimeter”), as transferor (together with its successors and permitted assigns in such capacity, the “Transferor”), ACCESS FINANCING, LLC, a Georgia limited liability company, as assignee of Atlanticus Services Corporation, a Georgia corporation, as servicer (together with its successors and permitted assigns, the “Servicer”), TSO-FORTIVA NOTES HOLDCO LP, as Agent (the “Agent”), TSO-FORTIVA CERTIFICATE HOLDCO LP, as a Certificateholder and TSO-FORTIVA NOTES HOLDCO LP, as an Investor.

W I T N E S S E T H :

WHEREAS, the parties wish to amend the Existing Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Existing Agreement.

2. Amendments.

(a) Section 1.1 of the Existing Agreement is amended hereby by deleting the definitions of Class A-1 Maximum Principal Amount, Class A-2 Maximum Principal Amount, Class A-3 Maximum Principal Amount, Class A-4 Maximum Principal Amount, Class A-5 Maximum Principal Amount and Receivable Sales Agreement and adding the following definitions in appropriate alphabetical order:

“Aggregate Maximum Principal Amount” means Ninety Million Dollars ($90,000,000.00), as such amount may be reduced from time to time in accordance with the terms hereof or the Series 2018-Three Purchase Agreement.

“Class A-1 Maximum Principal Amount” means $0.00.

“Class A-2 Maximum Principal Amount” means, on any date, an amount not to exceed the product of (i) (a) if the Senior Advance Rate is less than 60%, the percentage equivalent of a fraction (A) the numerator of which is equal to 60% minus the Senior Advance Rate and (B) the denominator of which is equal to 90% minus the Senior Advance Rate or (b) if the Senior Advance Rate is greater than or equal to 60%, 0 times (ii) an amount equal to the Maximum Principal Amount on such date, as such amount may be reduced from time to time in accordance with Section 2.2(d).

“Class A-3 Maximum Principal Amount” means, on any date, an amount not to exceed the product of (i) (a) if the Senior Advance Rate is less than 70%, the percentage equivalent of a fraction (A) the numerator of which is equal to 70% minus the Senior Advance Rate and (B) the denominator of which is equal to 90% minus the Senior Advance Rate or (b) if the Senior Advance Rate is greater than or equal to 70%, 0 times (ii) an amount equal to (a) the Maximum Principal Amount on such date minus (b) the Class A-2 Maximum Principal Amount on such date, as such amount may be reduced from time to time in accordance with Section 2.2(d).

“Class A-4 Maximum Principal Amount” means, on any date, an amount not to exceed the product of (i) 50% times (ii) an amount equal to (a) the Maximum Principal Amount on such date minus (b) the sum of the Class A-2 Maximum Principal Amount and the Class A-3 Maximum Principal Amount, in each case on such date.

“Class A-5 Maximum Principal Amount” means, on any date, an amount not to exceed (a) the Maximum Principal Amount on such date minus (b) the sum of the Class A-2 Maximum Principal Amount, the Class A-3 Maximum Principal Amount and the Class A-4 Maximum Principal Amount, in each case on such date.

“Maximum Principal Amount” means, on any date, an amount equal to (i) the Aggregate Maximum Principal Amount on such date (after giving effect to any decreases on such date) minus (ii) the Class A Note Principal Balance (as such term is defined in the Series 2018-Three Supplement), as of such date (after giving effect to any increases or decreases on such date).

“Program Management Agreement” means the Program Management Agreement dated as of April 1, 2017 between The Bank of Missouri (as successor in interest to Mid America Bank and Trust Company) and Atlanticus Services Corporation, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Receivable Sales Agreement” means the Amended and Restated Receivable Sales Agreement dated as of April 1, 2017 between The Bank of Missouri (as successor in interest to Mid America Bank and Trust Company) and the Seller, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Senior Advance Rate” means the greater of (i) [*****]% and (ii) the stated advance rate for the Series 2018-One Notes under the Series 2018-One Purchase Agreement as of the date of any amendment thereto effecting an increase in the stated advance rate.

“Series 2018-One Purchase Agreement” means the Class A Note Purchase Agreement dated as of June 11, 2018 by and among the purchasers parties thereto, Credit Suisse AG, New York Branch, as administrative agent, the Transferor, the Servicer, the Issuer and the Seller, as amended, restated or otherwise modified from time to time in accordance with its terms.

“Series 2018-Three Purchase Agreement” means the Purchase Agreement dated as of November 16, 2018, by and among TSO-Fortiva Notes Holdco LP, the Transferor, the Servicer and the Issuer, as amended, restated or otherwise modified from time to time in accordance with its terms.

“Series 2018-Three Supplement” means the Series 2018-Three Supplement, dated as of November 16, 2018, to the Master Indenture, by and among the Issuer, the Servicer and the Indenture Trustee, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms and in effect.

(b) The Existing Agreement is amended hereby by adding the following sentence at the end of Section 2.2(d):

In the event that the Senior Advance Rate increases, (i) each of the Class A-2 Maximum Principal Amount and the Class A-3 Maximum Principal Amount shall automatically be reduced in accordance with the definitions thereof and (ii) each of the Class A-2 Note Principal Balance and the Class A-3 Note Principal Balance shall be reduced and each of the Class A-4 Note Principal Balance and the Class A-5 Note Principal Balance shall be increased automatically to reflect a pro rata distribution of the Class A Note Principal Balance in accordance with the relative amounts of the Class A-2 Maximum Principal Amount, the Class A-3 Maximum Principal Amount, the Class A-4 Maximum Principal Amount and the Class A-5 Maximum Principal Amount.

(c) Section 3.2(b)(x) of the Existing Agreement is amended hereby by deleting it in its entirety and adding the following in its place:

Both before and immediately following such purchase, (a) the Class B Note Principal Balance shall be no less than 5% of the sum of (i) the Note Principal Balance and (ii) the outstanding principal balance of the Series 2018-One Notes; and (b) the Series Adjusted Subordinated Transferor Amount shall be no less than Series Required Transferor Amount;

(d) Section 3.2(b) of the Existing Agreement is amended hereby by deleting the word “and” at the end of clause (xi), renumbering clause (xii) as clause (xiii) and inserting the following clause (xii) thereto:

All conditions precedent to a “Note Principal Balance Increase” under Series 2018-Three set forth in the Series 2018-Three Purchase Agreement have been satisfied or waived; and

(e) Section 4.1(r) of the Existing Agreement is amended hereby by deleting it in its entirety and adding the following in its place:

No Early Redemption Event or Event of Default. After giving effect to issuance of the Notes, and the purchase on each Increase Date of each Note Principal Balance Increase, no Early Redemption Event (with respect to the Issuer under Series 2017-One or Series 2018-Three), Event of Default (with respect to Series 2017-One or Series 2018-Three) or Servicer Default (with respect to the Servicer) has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute such an Early Redemption Event (with respect to the Issuer under Series 2017-One or Series 2018-Three), Event of Default (with respect to Series 2017-One or Series 2018-Three) or Servicer Default (with respect to the Servicer).

(h) The Existing Agreement is amended hereby by deleting the references to “Loan Servicing Agreement” in Sections 3.2(viii), 4.3(b)(iii), 4.3(b)(v), 4.3(b)(xiii), and 5.1, and replacing them with “Program Management Agreement”.

3. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). As of the date hereof, each of the Transferor, the Issuer and the Servicer, as to itself only and not as to any other, represents and warrants to the Agent, the Investors and the Certificateholder, that all representations and warranties made by it in Section 4.1 of the Agreement, with respect to itself, are true and correct as of the date hereof.

4. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Existing Agreement shall remain in full force and effect. All references to the Existing Agreement in any other document or instrument among the parties hereto shall be deemed to mean such Existing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Existing Agreement, as amended by this Amendment, as though the terms and obligations of the Existing Agreement were set forth herein.

5. Limited Recourse; No Proceedings. Sections 6.10 and 6.11 of the Agreement are incorporated herein by reference.

6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other document to which the Issuer is a party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

PERIMETER FUNDING CORPORATION,

as Transferor

By: /s/ Joshua C. Miller

Name: Joshua C. Miller
Title: Assistant Secretary

ACCESS FINANCING, LLC, as Servicer

By: /s/ Brian Stone

Name: Brian Stone
Title: President

PERIMETER MASTER NOTE BUSINESS

TRUST, as Issuer

By: Wilmington Trust, National

Association, not in its individual capacity

but solely as Owner Trustee

By:/s/ Robert P. Hines Jr.
Name: Robert P. Hines Jr.
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO PURCHASE AGREEMENT]

TSO-Fortiva Notes Holdco LP, as Agent

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Attorney-in-Fact

TSO-Fortiva Notes Holdco LP, as Investor

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its

General Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Attorney-in-Fact

TSO-Fortiva Certificate Holdco LP, as

Certificateholder

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Attorney-in-Fact

[SIGNATURE PAGE TO SECOND AMENDMENT TO PURCHASE AGREEMENT]